UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE
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ACCRETION ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

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ACCRETION ACQUISITION CORP.
240 Saint Paul Street, Suite 502
Denver, Colorado 80206
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
OF ACCRETION ACQUISITION CORP.
TO BE HELD ON [•], 2023
To the Stockholders of Accretion Acquisition Corp.:
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Accretion Acquisition Corp., a Delaware corporation (the “Company”), will be held on [•], 2023, at [•] a.m., Mountain Time, at the corporate office of Accretion Acquisition Corp., located at 240 Saint Paul Street, Suite 502, Denver, Colorado 80206, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
Even if you are planning on attending the Stockholder Meeting, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.
You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to further extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) from December 25, 2023 (the “Original Extension Date”) to February 25, 2024 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination (a “Business Combination”) on a monthly basis up to four times by an additional one month each time after the Charter Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by Accretion Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until June 25, 2024 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Original Extension Date (the “Extension Period”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); a copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; (ii) a director election proposal to elect Ron Maor and Daniel Posner to serve as directors on the Board until the 2026 annual meeting of stockholders or until his successor is elected and qualified (the “Director Election Proposal”); (iii) an auditor ratification proposal to ratify the selection by our audit committee of the Board (the “Audit Committee”) of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and (iv) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”) (unless the Company determines that it is not necessary to hold the Stockholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated [•], 2023 and is first being mailed to stockholders on or about that date.
The full text of the proposals to be voted upon at the Stockholder Meeting is as follows:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to further extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) from December 25, 2023 (the “Original Extension Date”) to February 25, 2024 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination (a “Business Combination”) on a monthly basis up to four times by an additional one month each time after the Charter Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by Accretion Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until June 25, 2024 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Original Extension Date (the “Extension Period”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;
2.
Proposal No. 2 — Director Election Proposal — To re-elect Ron Maor and Daniel Posner to serve as directors on the Board until the 2026 annual meeting of stockholders or until his successor is elected and qualified (the “Director Election Proposal”);

3.
Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by our audit committee of the Board (the “Audit Committee”) of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4.
Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

These proposals are more fully described in the accompanying proxy statement. Please take the time to carefully read each of the proposals in the accompanying proxy statement before you vote.
If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) in an amount equal to the lesser of (a) an aggregate of $100,000 or (b) $0.05 for each share of Public Stock (as defined below) that is not redeemed in connection with the Extension Amendment Proposal, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated a Business Combination by the Charter Extension Date, without approval of the Company’s stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to four times, each by one additional month (for a total of up to eight additional months to complete a Business Combination), provided that the Lender will deposit an amount equal to the lesser of (a) an aggregate of $50,000 per month or (b) $0.025 per month for each share of Public Stock that is not redeemed in connection with the Extension Amendment Proposal for each subsequent calendar month (commencing on the Charter Extension Date and on the 25th day of each subsequent month), for an aggregate deposit of up to $200,000 (if all four additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal is to allow the Company additional time to complete Business Combination. While the Company, as previously announced, has entered into a non-binding letter of intent with New Era Helium Corp., an exploration and production company that sources helium produced in association with the production of natural gas reserves in North America, for a proposed Business Combination, the Board has determined that there may not be sufficient time to consummate a Business Combination before the Original Extension Date. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a Business Combination to the Charter Extension Date (or Additional Charter Extension Date, if applicable). No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a Business Combination, and if such definitive agreement is entered into, that such Business Combination will be consummated. The Company intends to hold a special stockholder meeting prior to the expiration of the Extension Period in order to seek stockholder approval of a potential Business Combination. In the event that we enter into a definitive agreement for a Business Combination prior to the Stockholder Meeting, we will file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed Business Combination. You are not being asked to vote on any Business Combination at this time.
The Certificate of Incorporation initially provided that the Company had until April 25, 2023 (the “Original Termination Date”) to complete its initial Business Combination. On April 14, 2023, the Company’s stockholders approved an amendment to the Certificate of Incorporation to provide that it would have until the Original Extension Date to complete an initial Business Combination. The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Extension Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for an additional period of time to consummate a Business Combination. Without the Charter Extension, the Company believes that it may not be able to complete a Business Combination on or before the Original Extension Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to redeem the shares of Common Stock issued as part of the units sold in the Company’s initial public offering (the “Public Stock”) and dissolve and liquidate in accordance with the Delaware General Corporation Law (the “DGCL”) and the Certificate of Incorporation.
The Company reserves the right at any time to cancel the Stockholder Meeting, to not submit to its stockholders the Extension Amendment Proposal, and to not implement the Charter Extension. In the event that the Stockholder Meeting is cancelled and a Business Combination is not consummated prior to the Original Extension Date, the Company will, promptly following the Original Extension Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.
The Company believes that it is advisable and in the best interests of the Company’s stockholders that the Company obtains the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.
As contemplated by the Certificate of Incorporation, the holders of the Public Stock (the “Public Stockholders”) may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Company’s initial public offering (the “IPO”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”) if the Charter Extension is implemented (the “Redemption”), regardless of how such Public Stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the amendment to the Certificate of Incorporation (the “Charter Amendment”) is filed, Public Stockholders remaining after the Redemption will retain their right to have their Public Stock redeemed in connection with a Business Combination or upon the Charter Extension Date (or Additional Charter Extension Date, as applicable), subject to any limitations set forth in the Certificate of Incorporation, as amended by the Charter Amendment.
On [•], 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of [•], 2023 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding shares of Public Stock. The redemption price per share may increase between [•], 2023 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date. The closing price of the Common Stock on [•], 2023, the most recent practicable date prior to the date of this proxy statement, was $[•] per share. If the closing price of the Common Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[•] more per share than if the shares were sold in the open market

(based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables the Public Stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Original Extension Date.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after accounting for the Redemption. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $[•] that was in the Trust Account as of [•], 2023 (including interest not previously released to the Company to pay its franchise and income taxes).
If the Extension Amendment Proposal is not approved and a Business Combination is not completed, in each case on or before the Original Extension Date, the Company will, promptly following the Original Extension Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of our winding up.
In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the 4,875,000 shares of Common Stock, which were issued to the Sponsor prior to the IPO, and 8,110,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.
If the Company liquidates, the Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we believe it is unlikely that the Sponsor will be able to satisfy its indemnification obligations if it is required to do so. As a result, the per-share distribution from the Trust Account may be less than $10.10, plus interest, due to such claims.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND) SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME,

YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
The approval of the Extension Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. The approval of the Director Election Proposal requires a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Stockholder Meeting. The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting.
Record holders of Common Stock at the close of business on [•], 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. As of the Record Date, there were 10,599,296 issued and outstanding shares of Common Stock, of which 5,295,000 shares were held by the Sponsor, the Company’s officers and directors, and EarlyBird Capital Inc. (“EarlyBird”). The Company’s warrants and rights do not have voting rights.
The Sponsor, the Company’s officers and directors, and EarlyBird intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Stockholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor, the Company’s directors and officers, and EarlyBird hold approximately 50% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, the Company’s directors and officers, and EarlyBird, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 4,649 shares of Public Stock (or less than 1% of the Public Stock) and (ii) approval of each of the Auditor Ratification Proposal and the Adjournment Proposal will require the affirmative vote of at least 4,649 shares of Public Stock (or less than 1% of the Public Stock) if all shares of Common Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of no shares of Public Stock if only such shares of Common Stock as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Stockholder Meeting and each of the proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated [•], 2023 and is first being mailed to stockholders on or about that date.
By Order of the Board of Directors of Accretion Acquisition Corp.

Brad Morse
Chief Executive Officer and Director

ACCRETION ACQUISITION CORP.
PROXY STATEMENT
FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Accretion Acquisition Corp., a Delaware corporation (the “Company,” “we,” or “our”) with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the Company’s ability to complete an initial business combination (a “Business Combination”);

•
the anticipated benefits of a Business Combination;

•
the volatility of the market price and liquidity of the common stock, par value $0.001 per share (the “Common Stock”), of the Company and other securities of the Company; and

•
the use of funds not held in the Trust Account (as described herein) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2023 and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

RISK FACTORS
You should carefully consider all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on April 4, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on May 19, 2023 and August 14, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Charter Extension will enable us to complete a Business Combination.
Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Charter Extension Date or the relevant Additional Charter Extension Date (as defined below), if applicable. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control, including the ability to reach agreement on the definitive terms of a Business Combination. If the Charter Extension is approved and the Company determines that it is in the best interest of its stockholders to pursue a Business Combination, the Company expects to seek stockholder approval of such Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Charter Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on the Nasdaq Stock Market LLC (“Nasdaq”), we believe that we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax and on December 27, 2022, issued a notice of its intent to issue proposed regulations addressing the application of the Excise Tax. Pursuant to such recently issued notice from the U.S. Department of Treasury, redemptions in connection with the complete liquidation of the Company may be exempt. Nevertheless, it remains uncertain whether, and/or to what extent, the Excise Tax could apply to any redemptions of the shares of our Common Stock (the “Public Stock”) issued as part of the units (the “Units”) sold in the Company’s initial public offering after December 31, 2022, including any redemptions in connection with a Business Combination or in the event we do not consummate a Business Combination by the Charter Extension Date (as defined below).
As described under “Proposal No. 1 — The Extension Amendment Proposal,” if the Original Extension Date (as defined below, currently December 25, 2023) is extended, holders of the shares of the Public Stock

(the “Public Stockholders”) will have the right to require us to redeem their shares of Public Stock. Any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial Business Combination, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of a Business Combination), (iv) whether we consummate a Business Combination by the Charter Extension Date and (v) the content of regulations and other guidance from the U.S. Department of Treasury. Funds in the Trust Account, including any interest thereon, will not be used, now or in the future, to pay for any excise tax imposed under the Inflation Reduction Act of 2022.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Rule Proposals (as defined below) described below.
The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination. If the SPAC Rule Proposals are adopted, we may liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a Business Combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a Business Combination. If the SPAC Rule Proposals are adopted, we may liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The Sponsor, our directors and executive officers, and EarlyBirdCapital, Inc. (“EarlyBird”) represent in the aggregate approximately 50% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal.
Accretion Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), all of our directors and executive officers, and EarlyBird are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor, our directors and executive officers, and EarlyBird beneficially owned and were entitled to vote an aggregate of 5,295,000 shares of Common Stock, representing approximately 50% of the voting power of the Company. The Extension Amendment Proposal must be approved by the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.
In the event the Extension Amendment Proposal is approved and we amend our Certificate of Incorporation, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Common Stock and Units are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Common Stock include:
•
maintaining market value of at least $50,000,000 attributable to our Common Stock and a market value of our Public Stock of at least $15,000,000, excluding Public Stock held by our directors, officers, or their immediate families and other concentrated holdings of ten percent or greater, in each case measured over thirty consecutive trading days;

•
400 Public Stockholders; and

•
1,100,000 shares of Public Stock.

We expect that if our Common Stock fails to meet Nasdaq’s continued listing requirements, our Units will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Common Stock or Units will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our Public Stock in connection with the amendment of our Certificate of Incorporation pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity for our securities;

•
a determination that our Common Stock is a “penny stock” which will require brokers trading in our Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Common Stock and Units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.
We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target.
Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.
Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may hinder our ability to complete an initial Business Combination. If we are unable to complete our initial Business Combination, our Public Stockholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to Public Stockholders, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the initial Business Combination and liquidate the Company.
As of the date hereof, substantially all of the assets held in the Trust Account are held in an interest-bearing demand deposit account with Morgan Stanley. However, in the future the assets held in the Trust Account may be held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company subject to the Investment Company Act and the regulations thereunder, in which case we may be required to liquidate the Company. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial Business Combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares, warrants, and rights following such a transaction, and our warrants and rights would expire worthless.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we currently have the funds held in the Trust Account in an interest-bearing demand deposit account with Morgan Stanley. As a result, we may receive minimal interest, if any, on the funds held in the Trust Account, which could reduce the dollar amount our Public Stockholders will receive upon any redemption or liquidation of the Company.
From the closing of our IPO until June 2023, the funds in the Trust Account were held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The fact that the funds in our Trust Account were held in such securities makes it more likely that we could be deemed to be an unregistered investment company than other special purpose acquisition companies that have held their trust account funds solely in cash.
In order to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we currently have the funds held in the Trust Account in an interest-bearing demand deposit account with Morgan Stanley and intend to hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of the initial Business Combination or liquidation of the Company. As a result, we may receive minimal interest, if any, on the funds held in the Trust Account, which could reduce the dollar amount our Public Stockholders will receive upon any redemption or liquidation of the Company.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting (as defined below) and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to Company stockholders. Stockholders are urged to carefully read this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on [•], 2023, at [•] a.m., Mountain Time. The Stockholder Meeting will be held at the corporate office of Accretion Acquisition Corp., located at 240 Saint Paul Street, Suite 502, Denver, Colorado 80206, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
Q:
Why am I receiving this proxy statement?

A:
The Company is a blank check company formed as a Delaware corporation for the purpose of effecting an initial Business Combination with one or more businesses.

On October 25, 2021, the Company consummated the IPO of 18,000,000 Units, at a price of $10.00 per Unit, generating gross proceeds of $180.00 million. Each unit (the “Units”) consists of one share of Public Stock, one right to receive one-tenth of one share of Common Stock upon the consummation of an initial Business Combination (the “Right”), and one-half of one warrant, with each whole warrant entitling the holder thereof to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment (the “Public Warrants”). Simultaneously with the closing of the IPO, the Company consummated the sale of 7,300,000 Private Placement Warrants at a price of $1.00 per warrant in a private placement to the Sponsor generating gross proceeds of $7.3 million.
On October 27, 2021, the underwriters exercised the over-allotment option in full and on October 28, 2021, purchased an additional 2,700,000 Units, generating gross proceeds of approximately $27.0 million. In connection with the underwriters’ full exercise of the over-allotment option, the Company issued additional Private Placement Warrants at a price of $1.00 per warrant in a private placement to the Sponsor, generating gross proceeds of $0.81 million.
Following the IPO and the private placement, a total of $209.07 million was placed in the Trust Account maintained by Continental, acting as trustee. Like most blank check companies, the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no qualifying Business Combination(s) consummated on or before a certain date, which in our case was April 25, 2023 (the “Original Termination Date”). On April 14, 2023, the Company’s stockholders approved an amendment to the charter to provide that the Company would have until December 25, 2023 (the “Original Extension Date”) to complete a Business Combination. In connection with such amendment, the Company offered Public Stockholders the right to have their Public Stock converted into a pro rata portion of the Trust Account and Public Stockholders holding an aggregate of 15,395,704 shares of Public Stock exercised their right to redeem their shares at a redemption price of approximately $10.33 per share, or a total of $159.0 million of the funds held in the Company’s Trust Account.
Without the Charter Extension (as defined below), the Company believes that the Company might not, despite its best efforts, be able to complete its initial Business Combination on or before the Original Extension Date. The Board has determined that it is advisable and in the best interests of the Company’s stockholders to continue the Company’s existence until February 25, 2024, or up to June 25, 2024, in order to allow the Company additional time to complete a Business Combination and is therefore holding this Stockholder Meeting.
Q:
Why does the Company need to hold an annual meeting of stockholders?

A:
The Stockholder Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2022.

Q:
When and where will the Stockholder Meeting be held?

A:
The Stockholder Meeting will be held at the corporate office of Accretion Acquisition Corp., located at 240 Saint Paul Street, Suite 502, Denver, Colorado 80206, on [•], 2023 at [•] a.m., or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:
How do I vote without attending the Stockholder Meeting?

A:
If you were a holder of record of shares of Common Stock on [•], 2023 (the “Record Date”), you can vote by proxy by phone, the Internet or mail by following the instructions provided in the enclosed proxy card. Please note that if you are a beneficial owner who holds shares in street name, you must vote by submitting voting instructions to your broker, bank or other nominee, or otherwise by following instructions provided by your broker, bank or other nominee. Phone and Internet voting may be available to beneficial owners. Please refer to the vote instruction form provided by your broker, bank or other nominee.

Q:
What is a proxy and how can I vote my shares in person at the Stockholder Meeting?

A:
A proxy is a legal designation of another person to vote the stock you own. Shares of Common Stock held directly in your name as of the Record Date may be voted in person at the Stockholder Meeting. If you choose to attend the Stockholder Meeting, you will need to bring valid, government-issued photo identification. If you are a beneficial owner of Common Stock but not the stockholder of record of such shares of Common Stock, you will also need proof of stock ownership to be admitted to the Stockholder Meeting. A recent brokerage statement or a letter from a broker, bank or other nominee are examples of proof of ownership. Please note that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the Stockholder Meeting, you will not be permitted to vote in person unless you first obtain a legal proxy issued in your name from the record owner and present it to the inspector of election with your ballot at the Stockholder Meeting. To request a legal proxy, contact your broker, bank or other nominee holder of record. It is suggested you do so in a timely manner to ensure receipt of your legal proxy prior to the Stockholder Meeting.

Failure to bring the appropriate documentation may delay your entry into or prevent you from attending the Stockholder Meeting. The doors to the meeting room will be closed promptly at the start of the meeting and stockholders may not be permitted to enter after that time.
Q:
What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:
The Company stockholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to further extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) from December 25, 2023 (the “Original Extension Date”) to February 25, 2024 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination (a “Business Combination”) on a monthly basis up to four times by an additional one month each time after the Charter Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by Accretion Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until June 25, 2024 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Original Extension Date (the “Extension Period”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Director Election Proposal — To re-elect Ron Maor and Daniel Posner to serve as directors on the Board until the 2026 annual meeting of stockholders or until his successor is elected and qualified (the “Director Election Proposal”);

3.
Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by our audit committee of the Board (the “Audit Committee”) of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and
4.
Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.001 per share (the “Common Stock”) in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account in an amount equal to the lesser of (a) an aggregate of $100,000 or (b) $0.05 for each share of Public Stock that is not redeemed in connection with the Extension Amendment Proposal, in exchange for a non-interest-bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated a Business Combination by the Charter Extension Date, without approval of the Company’s stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to four times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit an amount equal to the lesser of (a) an aggregate of $50,000 per month or (b) $0.025 per month for each share of Public Stock that is not redeemed in connection with the Extension Amendment Proposal for each subsequent calendar month (commencing on the Charter Extension Date and on the 25th day of each subsequent month), for an aggregate deposit of up to $200,000 (if all four additional monthly extensions are exercised), in exchange for a non-interest-bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — Director Election Proposal,” “Proposal No. 3 — Auditor Ratification Proposal,” and “Proposal No. 4 — The Adjournment Proposal.”
After careful consideration, the Board has unanimously determined that each of the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Are the proposals conditioned on one another?

A:
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after accounting for any redemptions of Public Stock by Public Stockholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”).
If the Charter Extension is implemented and one or more Public Stockholders elect to redeem their Public Stock pursuant to the Redemption, the Company will remove from the Trust Account and deliver to such redeeming Public Stockholders an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, if any, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination, subject to the redemption rights of Public Stockholders in connection with a Business Combination.
The Adjournment Proposal is conditional on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal is approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.
The Director Election Proposal and the Auditor Ratification Proposal are not conditioned on the approval of the Extension Amendment Proposal or the approval of the Adjournment Proposal.
Q:
Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:
The Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the Public Stockholders sold in the IPO if there is no qualifying Business Combination consummated on or before the Original Extension Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete a Business Combination.

Without the Charter Extension, the Company believes that it may not be able to complete a Business Combination on or before the Original Extension Date. If that were to occur, the Company would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.
If the Extension Amendment Proposal is not approved by the Company’s stockholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal.
The Company reserves the right at any time to cancel the Stockholder Meeting, to not submit to its stockholders the Extension Amendment Proposal, and to not implement the Charter Extension. In the event the Stockholder Meeting is cancelled and a Business Combination is not consummated prior to the Original Extension Date, the Company will, promptly following the Original Extension Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.
In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after accounting for the Redemptions. In this event, the Company will, promptly following the Original Extension Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.
You are not being asked to vote on the Business Combination at this time. If the Charter Extension is approved and implemented and you do not elect to redeem your shares of Public Stock, provided that you are a stockholder on the record date for a special stockholder meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your shares of Public Stock for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.
Q:
What constitutes a quorum?

A:
A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, all of our directors and executive officers, and EarlyBird, who beneficially own approximately 50% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, all of our directors and executive officers, and EarlyBird an additional 4,649 shares of Common Stock held by Public Stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Because the Extension Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any of these proposals unless instructed. While the Auditor Ratification Proposal is a “routine” matter, and therefore banks, brokers and other nominees will have authority to vote on the proposal, such votes will have no effect on the approval of the Auditor Ratification Proposal.
If a broker receives instructions on one proposal and not the other, the broker may vote on the proposal for which it received instruction and record a broker non-vote with respect to the proposal upon which it did not receive instructions. Any such broker non-votes received will count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.
Q:
What vote is required to approve the proposals presented at the Stockholder Meeting?

A:
The approval of the Extension Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.

Approval of the Director Election Proposal requires a plurality of the votes cast by stockholders represented in person or by proxy at the Stockholder Meeting.
Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Q:
How will the Sponsor, the Company’s directors and officers, and EarlyBird vote?

A:
The Sponsor, the Company’s directors and officers, and EarlyBird intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

The Sponsor, the Company’s directors and officers, and EarlyBird are not entitled to redeem any Common Stock held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, the Company’s directors and officers, and EarlyBird beneficially owned and were entitled to vote an aggregate of 5,295,000 shares of Common Stock, representing approximately 50% of the Company’s issued and outstanding shares of Common Stock.
Q:
Who is the Company’s Sponsor?

A:
The Company’s Sponsor is Accretion Acquisition Sponsor, LLC, a Delaware limited liability company. The Sponsor currently owns 5,150,000 shares of Common Stock and 8,110,000 Private Placement Warrants of the Company. The manager of our Sponsor is Accretion Acquisition GP Sponsor, LLC,

which is managed by Morse AAC SPAC GP Sponsor, LLC (“Morse AAC”). Morse AAC is managed by Brad Morse, the Company’s Chief Executive Officer and a director of the Company.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
The Company believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a Business Combination until the Charter Extension Date (or Additional Charter Extension Date, if applicable).

Without the Charter Extension, the Company believes that it may not be able to complete a Business Combination on or before the Original Extension Date. If that were to occur, the Company would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.
The Board recommends that you vote “FOR” the Extension Amendment Proposal.
Q:
Why should I vote “FOR” the Director Election Proposal?

A:
Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Messrs. Maor and Posner, will expire at the Stockholder Meeting. We believe the stockholders would benefit from Messrs. Maor and Posner serving another term as Class I Directors.

The Board recommends that you vote “FOR” the Director Election Proposal.
Q:
Why should I vote “FOR” the Auditor Ratification Proposal?

A:
Marcum has served as the Company’s independent registered public accounting firm since 2021. Our audit committee (the “Audit Committee”) and the Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete the Business Combination.

Our Board recommends that you vote “FOR” the Auditor Ratification Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates to approve the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Auditor Ratification Proposal.
Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:
If you do not want the Extension Amendment Proposal, Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” with respect to such proposals. If you do not want the Director Election Proposal to be approved, you may not vote, or vote “WITHHOLD” with respect to such proposal.

If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” or “WITHHOLD”, as applicable, for the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, as applicable, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal, or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Director Election Proposal, the Auditor Ratification Proposal, or the Adjournment Proposal are approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote but will have the same effect as a vote “AGAINST” for the purposes of determining whether the Extension Amendment Proposal is approved.
If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.
Q:
How are the funds in the Trust Account currently being held?

A:
In order to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we currently have the funds held in the Trust Account in an interest-bearing demand deposit account with Morgan Stanley and intend to hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of the initial Business Combination or liquidation of the Company. As a result, we may receive minimal interest, if any, on the funds held in the Trust Account.

Q:
Is there a risk that the Company could be deemed an “investment company” under Section 3(a)(1)(A) of the Investment Company Act?

A:
From the closing of our IPO until June 2023, the funds in the Trust Account were held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The fact that the funds in our Trust Account were held in such securities makes it more likely that we could be deemed to be an unregistered investment company than other special purpose acquisition companies that have held their trust account funds solely in cash. See “Risks Related to Being Deemed an Investment Company.”

Q:
Will you seek any further extensions to liquidate the Trust Account?

A:
Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination but may do so in the future.

Q:
What happens if the Extension Amendment Proposal is not approved?

A:
If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and a Business Combination is not completed, in each case on or before the Original Extension Date, then as contemplated by and in accordance with the Certificate of Incorporation, the Company will, promptly following the Original Extension Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable (and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Sponsor waived its right to participate in any liquidation distribution with respect to the 4,875,000 shares of Common Stock held by it. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
If the Extension Amendment Proposal is approved, the Company would expect to file the Charter Amendment with the Delaware Secretary of State, make the required deposits to the Trust Account, and continue to attempt to consummate a Business Combination until the applicable Termination Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor. In addition, the Company’s Certificate of Incorporation provides that the Company cannot redeem or repurchase Public Stock to the extent such redemption would result in the Company’s failure to have at least $5,000,001 of net tangible assets. As a result, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after the Redemptions.
Q:
Is my vote for or against the Extension Amendment Proposal sufficient to request redemption of my shares?

A:
No. The process to have your shares redeemed in connection with the Extension Amendment Proposal is separate from your vote. Whether you vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote at all, you may elect to have your shares redeemed if the Charter Extension is implemented. However, your vote is not sufficient by itself to request redemption and you will need to submit a redemption request for your shares if you wish to have your shares redeemed.

Q:
What amount will holders receive upon consummation of the Business Combination or upon the applicable Termination Date if the Extension Amendment Proposal is approved?

A:
If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account in an amount equal to the lesser of (a) an aggregate of $100,000 or (b) $0.05 for each share of Public Stock that is not redeemed in connection with the Extension Amendment Proposal, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated a Business Combination by the Charter Extension Date, without approval of the Company’s stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to four times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit an amount equal to the lesser of (a) an aggregate of $50,000 per month or (b) $0.025 per month for each share of Public Stock that is not redeemed in connection with the Extension Amendment Proposal for each subsequent calendar month (commencing on the Charter Extension Date and on the 25th day of each subsequent month), for an aggregate deposit of up to $200,000 (if all four additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is approved, the Public Stockholders will retain their right to have their Public Stock redeemed in connection with a Business Combination, or upon the Charter Extension Date or Additional Charter Extension Date, as applicable, subject to any limitations set forth in the Certificate of Incorporation, as amended by the Charter Amendment.
If the Extension Amendment Proposal is approved and the Company does not complete a Business Combination by the Charter Extension Date or the Additional Charter Extension Date, if applicable, then as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us but net of taxes payable (and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Q:
Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:
No. You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Stock, provided that you are a stockholder on the Record Date for the Stockholder Meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to stockholders and will retain the right to redeem your Public Stock for cash in connection with a Business Combination or liquidation.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Stockholders may send a later-dated, signed proxy card to Accretion Acquisition Corp., at 240 Saint Paul Street, Suite 502, Denver, Colorado 80206, so that it is received by the Company prior to the vote at the Stockholder Meeting (which is scheduled to take place on [•], 2023) or attend the Stockholder Meeting and vote at the meeting. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any. The approval of the Extension Amendment Proposal requires the affirmative vote of at a majority of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Stockholders who attend the Stockholder Meeting, either in person or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.
With respect to the Extension Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal and any broker non-votes received on the Extension Amendment Proposal will have the same effect as a vote against the Extension Amendment Proposal.

With respect to the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on the approval of these proposals.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are a Company stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide. If your broker does not vote, it will have the same effect as if you voted “AGAINST” the Extension Amendment Proposal but will have no effect on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.
Q:
What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:
The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights if I object to any of the proposals?

A:
No. There are no appraisal rights available to the Company’s stockholders in connection with any of the proposals. However as described herein, you may exercise redemption rights in connection with the Extension Amendment Proposal.

Q:
If I am a Public Warrant or Right holder, can I exercise redemption rights with respect to my Public Warrants or Rights?

A:
No. The holders of Public Warrants and Rights issued in connection with the IPO have no redemption rights with respect to such Public Warrants or Rights.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee, and determine if you desire to exercise redemption rights in connection with the Extension Amendment Proposal.
Q:
How do I exercise my redemption rights?

A:
If you are a holder of Common Stock and wish to exercise your right to have your Common Stock redeemed in connection with the Extension Amendment Proposal, you must:

1.
(a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock, Public Warrants, and Rights prior to exercising your redemption rights with respect to the Common Stock;

2.
prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days prior to the initially scheduled vote at the Stockholder Meeting) (a) submit a written request to Continental Stock Transfer & Trust Company (the “Transfer Agent”) that the Company redeem all or a portion of your Common Stock for cash and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

3.
deliver your shares of Common Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Common Stock, Public Warrants, and Rights prior to exercising redemption rights with respect to the Common Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Common Stock, Public Warrants, and Rights, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Common Stock will be entitled to request that their Common Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then-outstanding shares of Common Stock. As of [•], 2023, this would have amounted to approximately $[•] per share of Public Stock.
However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which have priority over the redemption rights of the Public Stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to Public Stockholders electing to redeem their Common Stock will be distributed promptly after the Stockholder Meeting.
Any request for redemption, once made by a holder of Common Stock, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you tender or deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for redemption will be honored unless the holder’s shares have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on [•], 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Common Stock properly makes a request for redemption and the Common Stock is tendered or delivered as described above, then, the Company will, subject to the availability of lawful funds, redeem Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Common Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants or Rights that you may hold.
If the Stockholder Meeting is abandoned for any reason, then Public Stockholders shall not have the right to redeem their Public Stock at this time.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:
What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:
You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:
The Company will pay the cost of soliciting proxies for the Stockholder Meeting. The Company has engaged Advantage Proxy (“Advantage Proxy”) to assist in the solicitation of proxies for the Stockholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Karen Smith
President & CEO
Advantage Proxy
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com
You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Common Stock and you intend to seek redemption of your shares, you will need to tender or deliver your shares of Common Stock (and share certificate (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

ANNUAL MEETING OF THE COMPANY STOCKHOLDERS
This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the Stockholder Meeting to be held on [•], 2023, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about [•], 2023 to all stockholders of record of the Company as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.
Date, Time and Place of Stockholder Meeting
The Stockholder Meeting will be held on [•], 2023, at [•] a.m., Mountain Time, at the corporate office of Accretion Acquisition Corp., located at 240 Saint Paul Street, Suite 502, Denver, Colorado 80206.
If you choose to attend the Stockholder Meeting, you will need to bring valid, government-issued photo identification. If you are a beneficial owner of Common Stock but not the stockholder of record of such shares of Common Stock, you will also need proof of stock ownership to be admitted to the Stockholder Meeting. A recent brokerage statement or a letter from a broker, bank or other nominee are examples of proof of ownership. Please note that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the Stockholder Meeting, you will not be permitted to vote in person unless you first obtain a legal proxy issued in your name from the record owner and present it to the inspector of election with your ballot at the Stockholder Meeting. To request a legal proxy, contact your broker, bank or other nominee holder of record. It is suggested you do so in a timely manner to ensure receipt of your legal proxy prior to the Stockholder Meeting.
The Proposals at the Stockholder Meeting
At the Stockholder Meeting, the Company stockholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to further extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) from December 25, 2023 (the “Original Extension Date”) to February 25, 2024 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination (a “Business Combination”) on a monthly basis up to four times by an additional one month each time after the Charter Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by Accretion Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until June 25, 2024 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Original Extension Date (the “Extension Period”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Director Election Proposal — To elect Ron Maor and Daniel Posner to serve as directors on the Board until the 2026 annual meeting of stockholders or until his successor is elected and qualified (the “Director Election Proposal”);

3.
Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by our audit committee of the Board (the “Audit Committee”) of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4.
Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.001 per share (the “Common Stock”) in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account in an amount equal to the lesser of (a) an aggregate of $100,000 or (b) $0.05 for each share of Public Stock that is not redeemed in connection with the Extension Amendment Proposal, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated a Business Combination by the Charter Extension Date without approval of the Company’s stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to four times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit an amount equal to the lesser of (a) an aggregate of $50,000 per month or (b) $0.025 per month for each share of Public Stock that is not redeemed in connection with the Extension Amendment Proposal for each subsequent calendar month (commencing on Charter Extension Date and on the 25th day of each subsequent month), for an aggregate deposit of up to $200,000 (if all four additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
Voting Power; Record Date
As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on [•], 2023, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 10,599,296 issued and outstanding shares of Common Stock, of which 5,295,000 shares of Common Stock are held by the Sponsor and the Company’s directors and officers.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, our directors and executive officers, and EarlyBird, who own approximately 50% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 4,649 shares of Common Stock would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions
Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.
If a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders or has received instructions as to how to vote on some but not all of the “non-routine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
The Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of at a majority of the issued and outstanding shares of Common Stock.
Approval of the Director Election Proposal requires a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Stockholder Meeting.
Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting.
The Sponsor, the Company’s directors and officers, and EarlyBird intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Sponsor, the Company’s directors and officers, and EarlyBird own approximately 50% of the issued and outstanding shares of Common Stock.
The following table reflects the number of shares of Common Stock required to approve each proposal:
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	N/A	5,299,649
Director Election Proposal	Plurality of Voted Stock	N/A	N/A
Auditor Ratification Proposal	Majority of Voted Stock	2,649,825	5,299,649
Adjournment Proposal	Majority of Voted Stock	2,649,825	5,299,649

Voting Your Shares without Attending the Special Meeting
If you were a holder of record of shares of Common Stock on the Record Date, you can vote by proxy by phone, the Internet or mail by following the instructions provided in the enclosed proxy card. Please note that if you are a beneficial owner who holds shares in street name, you must vote by submitting voting instructions to your broker, bank or other nominee, or otherwise by following instructions provided by your broker, bank or other nominee. Phone and Internet voting may be available to beneficial owners. Please refer to the vote instruction form provided by your broker, bank or other nominee.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify the Company’s Chief Executive Officer in writing to Accretion Acquisition Corp., 240 Saint Paul Street, Suite 502, Denver, Colorado 80206, before the Stockholder Meeting that you have revoked your proxy; or

•
you may attend the Stockholder Meeting, and vote at the meeting.

No Additional Matters
The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Bylaws of the Company (the “Bylaws”), other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.
Who Can Answer Your Questions about Voting
If you are a Company stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Advantage Proxy, our proxy solicitor, by calling (877) 870-8565 (toll-free), or banks and brokers can call (206) 870-8565, or by emailing ksmith@advantageproxy.com.
Redemption Rights
Pursuant to the Certificate of Incorporation, Public Stockholders may seek to redeem, out of funds legally available therefor, their shares of Public Stock for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any Public Stockholder may demand that the Company redeem such shares pf Public Stock for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $[•] per share of Public Stock as of [•], 2023), calculated as of two business days prior to the Stockholder Meeting. If a Public Stockholder properly seeks redemption as described in this section, the Company will, subject to funds being legally available therefor, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the Public Stockholder will no longer own these shares following the Stockholder Meeting. However, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after accounting for all Redemptions. In that case the Charter Extension will not become effective and, promptly following the Original Termination Date, the Company will cease operating, redeem the Public Stock out of funds lawfully available therefor, and dissolve pursuant to the DGCL and the Certificate of Incorporation.
As a Public Stockholder, you will be entitled to receive cash for any Common Stock to be redeemed only if you:
(i)
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Common Stock, Public Warrants, and Rights prior to exercising your redemption rights with respect to the Public Stock;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)
deliver your shares of Public Stock to the Transfer Agent, physically or electronically through DTC.

Public Stockholders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days prior to the initially scheduled Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a Public Stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a Public Stockholder, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.
The closing price of the Common Stock on [•], 2023, the most recent practicable date prior to the date of this proxy statement, was $[•] per share. The cash held in the Trust Account on such date was approximately $[•] (including interest not previously released to the Company to pay its franchise and income taxes) (approximately $[•] per share of Common Stock). Prior to exercising redemption rights, Public Stockholders should verify the market price of Common Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its Public Stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its Public Stockholders wish to sell their shares.
If a Public Stockholder exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.
For a discussion of material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular Public Stockholder will depend on that Public Stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to the Company’s stockholders in connection with any of the proposals. However, Public Stockholders may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Advantage Proxy a fee of $8,500, plus disbursements, reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its Certificate of Incorporation to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete a Business Combination.
Without the Charter Extension, the Company believes that the Company may not be able to complete a Business Combination on or before the Original Extension Date. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Stock, and dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
As contemplated by the Certificate of Incorporation, the Public Stockholders may, subject to the availability of lawful funds, elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.
On [•], 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of [•], 2023 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Common Stock. The redemption price per share may increase between [•], 2023 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date (less any amounts released to the Company to pay its franchise and income taxes between such dates). The closing price of the Common Stock on Nasdaq on [•], 2023 was $[•]. Accordingly, if the market price of the Common Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[•] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its Public Stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Original Termination Date.
Reasons for the Extension Amendment Proposal
The Company’s Certificate of Incorporation currently provides that the Company has until the Original Extension Date to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Certificate of Incorporation to allow for a longer period of time to complete a Business Combination unless the Company provided its Public Stockholders with the right to seek redemption of their Public Stock in connection therewith. The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Extension Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, the Company believes that the Company may not be able to complete a Business Combination on or before the Original Extension Date. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Stock, and dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account in an amount equal to the lesser of (a) an aggregate of $100,000 or (b) $0.05 for each share of Public Stock that is not redeemed in connection with the Extension Amendment Proposal, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.
In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated a Business Combination by the Charter Extension Date, without approval of the Company’s stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to four times, each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Lender will deposit an amount equal to the lesser of (a) an aggregate of $50,000 per month or (b) $0.025 per month for each share of Public Stock that is not redeemed in connection with the Extension Amendment Proposal for each subsequent calendar month (commencing on the Charter Extension Date and on the 25th day of each subsequent month), for an aggregate deposit of up to $200,000 (if all four additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. For illustrative purposes, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective and the Company takes the maximum time to complete a Business Combination, the redemption price per share at the meeting for such Business Combination or the Company’s subsequent liquidation would be approximately $[•] per share of Public Stock, based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of [•], 2023, and an aggregate of $[•] to be deposited by the Lender, divided by the total number of then outstanding Public Stock (assuming no Public Stock is redeemed in connection with the Stockholder Meeting, and not giving effect to the accrual of any further interest or any interest to be released to the Company to pay its franchise and income taxes), in comparison to the redemption price as of [•], 2023 of approximately $[•] per share.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, the Company expects to file the Charter Amendment with the Delaware Secretary of State and the Charter Extension will become effective. The Company will then continue to attempt to consummate a Business Combination until the Charter Extension Date. The

Company will remain a reporting company under the Exchange Act and its Common Stock, Public Warrants, and Rights will remain publicly traded during this time.
In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
Interests of the Sponsor and the Company’s Directors and Officers
When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Extension Amendment Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Sponsor paid $8,110,000 for 8,110,000 Private Placement Warrants, each of which is identical to the Public Warrants. If the Extension Amendment Proposal is not approved and the Company does not consummate a Business Combination by the Original Extension Date, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the Public Stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

•
the fact that the Sponsor (and certain of the Company’s officers and directors and their affiliates who are members of the Sponsor), have invested in the Company an aggregate of $8,208,250, comprised of the $25,000 purchase price for 5,175,000 shares of Common Stock, the $8,110,000 purchase price for 8,110,000 Private Placement Warrants, and the $73,250 outstanding under a working capital loan made by the Sponsor to the Company. Assuming a trading price of $[•] per share of Common Stock and $[•] per Public Warrant (based upon the respective closing prices of the Common Stock and the Public Warrants on Nasdaq on [•], 2023), the 5,175,000 shares of Common Stock and the 8,110,000 Private Placement Warrants would have an implied aggregate market value of approximately $[•]. Even if the trading price of the shares of Common Stock were as low as $[•] per share, the aggregate market value of the Common Stock alone (without accounting for the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor). As a result, if a Business Combination is completed, the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor) is likely to be able to make a substantial profit on its investment in the Company at a time when the Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before the Original Extension Date, the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor) will lose its entire investment in the Company;

•
the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by the Original Extension Date;

•
the indemnification of the Company’s existing officers and directors and the liability insurance maintained by the Company;

•
the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Original Extension Date; and

•
the fact that the Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we believe it is unlikely that the Sponsor will be able to satisfy its indemnification obligations if it is required to do so. As a result, the per-share distribution from the Trust Account may be less than $10.10, plus interest, due to such claims.
Redemption Rights
Pursuant to the Certificate of Incorporation, Public Stockholders may seek to redeem, out of funds lawfully available therefor, their shares of Public Stock for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any Public Stockholder holding Public Stock may demand that the Company redeem such shares of Public Stock for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $[•] per share as of [•], 2023), calculated as of two business days prior to the Stockholder Meeting. If a Public Stockholder properly seeks redemption as described in this section, the Company will, subject to sufficient lawful funds being available, redeem these shares of Public Stock for a pro rata portion of funds deposited in the Trust Account and such Public Stockholder will no longer own these shares following the Stockholder Meeting. However, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after accounting for all Redemptions. In that case the Charter Extension will not become effective and, promptly following the Original Termination Date, the Company will cease operating, redeem the Public Stock out of funds lawfully available therefor, and dissolve pursuant to the DGCL and the Certificate of Incorporation.
Public Stockholders will be entitled to receive cash for any Public Stock to be redeemed only if they:
(i)
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate their Units into the underlying Common Stock, Public Warrants, and Rights prior to exercising their redemption rights with respect to the Public Stock;

(ii)
submit a written request to the Transfer Agent, in which they (a) request that the Company redeem all or a portion of their Public Stock for cash, and (b) identify themselves as the beneficial holder of the Public Stock and provide their legal name, phone number and address; and

(iii)
deliver their shares of Public Stock to the Transfer Agent, physically or electronically through DTC.

Public Stockholders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to the Redemption Deadline in order for their shares to be redeemed.
The redemption rights include the requirement that a Public Stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If the Public Stockholder holds the shares in “street name,” it will have to coordinate with its broker to have its shares certificated or delivered electronically. Shares of Public Stock of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a Public Stockholder, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.
The closing price of the Common Stock on [•], 2023, the most recent practicable date prior to the date of this proxy statement, was $[•] per share. The cash held in the Trust Account on such date was approximately

$[•] (including interest not previously released to the Company to pay its franchise and income taxes) (approximately $[•] per share of Public Stock). Prior to exercising redemption rights, Public Stockholders should verify the market price of Common Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its Public Stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its Public Stockholders wish to sell their shares.
If a Public Stockholder exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Extension Amendment Proposal. Broker non-votes, if any, will also have the same effect as a vote “AGAINST” the Extension Amendment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor, the Company’s directors and officers, and EarlyBird own approximately 50% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, approval of the Extension Amendment Proposal will require the affirmative vote of at least 4,649 shares of Public Stock (or less than 1% of the Public Stock).
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR”
THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE DIRECTOR ELECTION PROPOSAL
Overview
Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Messrs. Maor and Posner, will expire at the Stockholder Meeting. The term of office of the second class of directors, consisting of Chris Wright and Cary D. Steinbeck will expire at the 2024 annual meeting of stockholders. The term of office of the third class of directors, consisting of Brad Morse, Daniel Silverman, and Charles Gwirtsman, will expire at the 2025 annual meeting of stockholders.
At the Stockholder Meeting, two Class I directors will be elected to the Board to serve for the ensuing three-year period or until a successor is elected or appointed and qualified or his earlier resignation or removal. The Board has nominated Messrs. Maor and Posner for re-election as Class I directors, to hold office for a term of three years, or until their successor is elected or appointed and qualified. The biography of Messrs. Maor and Posner are set forth below.
Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of the nominee unless the nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe the nominee will be unavailable or, if elected, will decline to serve.
Vote Required for Approval
The approval of the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal. Broker non-votes, if any, will also have no effect on the approval of the Adjournment Proposal.
Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR”
THE APPROVAL OF THE DIRECTOR ELECTION PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Proposal N. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for a further discussion.

Directors and Executive Officers
Our current directors and executive officers are as follows:
Name	Title
Brad Morse	Chief Executive Officer and Director
M. Grant Farn	Chief Financial Officer
Daniel Silverman	Chief Operating Officer and Director
Ryan Sullivan	Senior Vice President and Secretary
Doug Sandridge	Vice President
Conor Hess	Vice President
Charles Gwirtsman	Director
Ron Maor	Director*
Daniel Posner	Director*
Cary D. Steinbeck	Director
Chris Wright	Director

* Director Nominee
Brad Morse, 35, has served as our Chief Executive Officer and as a director since March 2021. He is the Founder and President of Fulcrum Energy Capital Funds, where he oversees Fulcrum’s efforts in sourcing investments, transaction negotiation and execution, monitoring of active portfolio companies and firm management and strategy. Prior to founding Fulcrum in June 2016, Mr. Morse was the principal energy investment professional at Equity Group Investments (“EGI”), a Chicago-based private investment firm. He served in that role from June 2013 to May 2016. At EGI, Mr. Morse monitored existing investments and closed over $500 million of private equity and credit investments on behalf of EGI and the Zell Credit Opportunities Fund (“ZCOF”), a $1.2 billion dollar private equity fund predominately consisting of third-party limited partner commitments. Mr. Morse served on the board of directors of several Zell-related portfolio companies at EGI and ZCOF. Mr. Morse has been involved in a wide range of restructurings and investments primarily within the energy industry relating to upstream, midstream, and downstream assets. Prior to EGI, Brad was an investment banker at Houlihan Lokey Capital in the firm’s New York office from July 2011 to June 2013. At Houlihan Lokey, Mr. Morse worked in the Financial Restructuring Group, where he was involved in a variety of distressed mergers and acquisitions, debt capital raising transactions, as well as other financing transactions in the special situations and distressed space across multiple industries. Mr. Morse received a B.S.M. in Finance and Business Law as well as an Energy Specialization notation from the A.B. Freeman School of Business at Tulane University, and an M.B.A. from the Olin School of Business at Washington University in St. Louis. He also holds a Series 65 license. Mr. Morse a director of several Fulcrum-related companies. We believe that Mr. Morse’s experience in finance, investing, management and energy make him qualified to serve on our Board.
M. Grant Farn, 47, has served as our Chief Financial Officer since July 2021. In addition, Mr. Farn agreed to serve as the Chief Financial Officer of Gondola Resources, LLC beginning October 2021. Mr. Farn served as the Chief Financial Officer of Polaris Production Partners LLC from June 2019 – September 2021. Prior to joining Polaris, Mr. Farn served as the Chief Financial Officer of Ascent Energy, LLC, a Denver-based oil and gas exploration and production company, from July 2016 – October 2018 and Cascade Petroleum LLC, a Denver-based oil and gas exploration and production company, from January 2012 – December 2015. In these roles he led the accounting and finance groups and was integral to fundraising, management, acquisitions and divestitures. Preceding his roles as Chief Financial Officer of such entities, Mr. Farn was a Director with Scotia Waterous where he provided M&A advisory services on over $20 billion of oil and gas asset and corporate transactions. During his tenure with Scotia, he was a key component in the firm’s U.S. and international growth and was integral as an investment professional in the firm’s $250 million private equity platform. Mr. Farn received a bachelors degree in commerce and finance form the University of Calgary and he is a Chartered Financial Analyst® charterholder.

Daniel Silverman, 59, has served as our Chief Operating Officer and as a director since April 2021. He is a Managing Director at Fulcrum Energy Capital Funds, a position he has held since September 2018. Mr. Silverman has over 30 years of experience in the oil and gas industry with the majority spent in acquisitions and senior management roles. Prior to joining Fulcrum, he founded D90 Energy LLC, an oil and gas company, in November 2010. He continues to serve as president and CEO of D90 Energy. In 2002, Mr. Silverman became Executive Vice President and COO of Whittier Energy, where he helped grow production from 1,200 Mcfe per day to over 16 Mmcfe per day at the time of its sale to Sterling Energy (UK) for $192 million in 2007. At Whittier, he was responsible for evaluating and closing of eight negotiated transactions totaling over $85 million as well as a reverse merger into a micro-cap public E&P company in 2003. From 1995 to 1999, he was Managing Director of Acquisitions & Divestitures and a member of the Board of Directors of Torch Energy Advisors. While at Torch, he managed the completion by Nuevo Energy, an investment vehicle related to Torch, of a $492 million purchase of UNOCAL’s upstream California assets. He also assisted with a $182 million purchase of Torch-managed institutional partnerships by Bellwether, another related investment vehicle. While at Torch, he oversaw all aspects of property and well acquisitions, which included evaluating properties, projecting financial results of potential transactions and negotiating and closing transactions. From 1992 to 1995, Mr. Silverman was Manager of Acquisitions and Divestitures at Apache Corporation. At Apache, he was involved in over $1 billion of transactions, including the $102 million purchase of Crystal Oil, the $250 million purchase of Dekalb and a $494 million purchase of assets from Texaco. Prior to Apache, he was the Manager of Acquisitions for a small privately-held Denver-based energy company and a drilling engineer for Pennzoil. Mr. Silverman holds a B.S. in Petroleum Engineering from the University of Texas at Austin (High Honors, 1985) and a M.S. in Mineral Economics from the Colorado School of Mines (High Honors, 1988). We believe Mr. Silverman’s experience in oil and gas operations, acquisitions and divestitures and engineering make him qualified to serve on our Board.
Ryan Sullivan, 45, was appointed our Senior Vice President and Secretary in April 2021. He is also a Director at Fulcrum Energy Capital Funds, a position he has held since May 2019. Mr. Sullivan has over 10 years of experience working in the oil and gas industry in direct land and A&D roles, along with business development experience alongside executives from top oil and gas companies. In July 2018, Mr. Sullivan formed Arbor Resources, an oil and gas consulting firm which has generated and successfully marketed over $80 million of oil and gas properties across the Mid-Continent and Rockies regions including non-operated, minerals, and operated leasehold positions. He has served as Arbor’s Managing Member since its formation. Prior to Arbor, Ryan led the Land and Business Development group at Nighthawk Energy from March 2015 to July 2018. At Nighthawk, he directed all land-related transactions and contracts, covering an acreage position of 180,000 net acres and land-related production obligations of 2,000 barrels of oil per day. Prior to Nighthawk, he was in the Land and New Ventures/A&D group at Terracore, a Denver based E&P company, with holdings across the Michigan and Bighorn basins of more than 275,000 net acres. Mr. Sullivan holds a certificate in Land Management from the University of Houston-Downtown, completed the Petroleum Super School at the Colorado School of Mines, and holds a B.S. degree in Physical Science with minors in mathematics and physics from Colorado State University.
Doug Sandridge, 63, was appointed our Vice President in April 2021. He has over 40 years of experience in petroleum land management, regulatory compliance and oil and gas marketing. He is a Vice President of Fulcrum Energy Capital Funds, a position he has held since February 2021, and is responsible for managing land, regulatory, environmental and community engagement activities relating to Gondola Resources, LLC’s oil and gas assets located in the North Park Basin, Jackson County, Colorado. Prior to joining Fulcrum, Mr. Sandridge worked with SandRidge Exploration & Production Company, LLC, where he focused on that company’s North Park Colorado properties from January 2016 to February 2021 (from January 2016 to October 2019 as an independent consultant, from October 2019 to April 2020 as an employee, and from April 2020 to February 2021 as an independent consultant). Mr. Sandridge was previously Vice President of Land and a partner in EE3 LLC, a private equity-backed oil and gas exploration company, where he served from January 2013 to December 2015. Prior to EE3, Mr. Sandridge worked for Forest Oil Corporation, Ellora Energy, LLC, Burk Royalty Co., Ltd., Cobra Oil & Gas Corporation and Petro-Lewis Corporation. Mr. Sandridge graduated from the University of Oklahoma with a BBA in Petroleum Land Management in May 1982. In 2011, he earned his Master of Science Degree in Global Energy Management from the University of Colorado — Denver. He is the founder of EnergyPolicyUS, an organization which promotes non-partisan energy education. He lectures extensively at various universities about energy and is an adjunct professor at the University of Oklahoma.
Conor Hess, 32, has served as our Vice President since April 2021. He is a Vice President at Fulcrum Energy Capital Funds, a position he has held since July 2019, and is responsible for evaluating new investment opportunities, monitoring existing investments, and portfolio company related operational work. Prior to joining Fulcrum, Mr. Hess was an Assistant Vice President in the Energy Credit Resolution Group at Wells Fargo from January 2017 to July 2019 (starting as an Analyst and later being promoted to Associate in May 2017, and then to Assistant Vice President in May 2018), where he assisted in the management and restructuring of a portfolio of distressed corporate energy credits, primarily in the upstream and oilfield services subsectors. Before moving to the Energy Credit Resolution Group, Mr. Hess was an Analyst in the corporate banking group at Wells Fargo from April 2016 to December 2016, where he covered a portfolio of non-investment grade energy credits, ranging from private equity backed, single basin operators to large-cap, diversified companies in the upstream, midstream and downstream sub-sectors. Mr. Hess began his career as a rotational Analyst in Wells Fargo Capital Finance, where he worked in factoring and asset-based lending groups from July 2014 to March 2016. Mr. Hess attended the Daniels College of Business at the University of Denver, graduating with a B.S.B.A. in Finance and an M.B.A. with a concentration in Corporate Finance.
Charles Gwirtsman, 69, was appointed to our Board in April 2021. He has approximately 35 years of experience in private equity, mergers and acquisitions, buyouts and corporate finance. Since 1996, Mr. Gwirtsman has been a Co-Founder and Managing Director at KRG Capital Partners (“KRG”). Mr. Gwirtsman has served as a member of KRG’s Investment Committee since its inception and as a lead Managing Director, Chairman and a member of the Board of Directors for many of its portfolio companies, including four energy-related companies. Over its 25-year history, KRG has invested in 46 platform companies and has consummated 213 add-on acquisitions. KRG has raised $4.7 billion of equity from four institutional private equity funds and from co-investments by its limited partners. Prior to co-founding KRG, Mr. Gwirtsman served as a Senior Vice President with Fiduciary Capital Management Company as part of a team managing two mezzanine debt funds. Prior to that, Mr. Gwirtsman served as a Corporate Vice President with Paine Webber, Inc. in the Private Finance Group. Mr. Gwirtsman earned a Master of Business Administration degree in Finance from the University of Denver and a Bachelor of Arts degree in English from Columbia University. We believe Mr. Gwirtsman’s experience in investing and finance make him qualified to serve on our Board.
Ron Maor, 58, was appointed to our Board in April 2021. Mr. Maor joined Isramco Negev 2, LP (TASE: ISRA.L) as CEO in April 2021. Isramco is the largest shareholder in the Tamar gas field located in the Mediterranean Sea off the coast of Israel. Mr. Maor was previously the Vice Chairman and CEO of Modiin Energy Limited Partnership (TASE:MDIN-L), a position he held from May 2010 to March 2021. At Modiin Energy, Mr. Maor led the company’s participation in offshore projects in Israel including the Shimshon discovery. Mr. Maor also established Modiin’s U.S. portfolio with the development of onshore projects in Kern County, California and recently an acquisition of the NPB field in Colorado. Prior to joining Modiin in 2010, Mr. Maor was the SVP for business development at Africa Israel Investments, where he was responsible for global business development and investor relations. Before joining Africa Israel in 2006, Mr. Maor was the CEO of Isal Amlat Investments, a diversified investments company. Mr. Maor holds a law degree (LLB) from the Tel Aviv University and an MBA from INSEAD (France). Mr. Maour serves on the board of two Israeli public companies, Azorim Living REIT Fund and Smart Agro, and previously served on the board of a third, Modiin Energy Limited Partnership. We believe Mr. Maor’s experience in oil and gas exploration and development, business development and investor relations make him qualified to serve on our Board.
Daniel Posner, 53, was appointed to our Board in April 2021. He is the Chief Investment Officer of Rensop Investment Group, a position he has held since March 2019. Prior to that, he was the Co-Chief Investment Officer and Co-Founder of AB Energy Opportunities, an affiliate of AllianceBernstein, from March 2016 to March 2019. He served as President and Chief Investment Officer of GC Synexus, the event driven credit hedge fund manager of Golub Capital, and led the firm’s Opportunistic Credit business from February 2011 to March 2016. Previously, Mr. Posner was a Managing Director of D. E. Shaw & Co., where he was the global head of the firm’s Credit Opportunities and Distressed Investing Unit as well as head of the firm’s Portfolio Acquisition Unit. He also served on the investment committee of the firm’s

Global Direct Capital activities. During his nine years at the firm, he served on numerous boards and restructuring committees. Prior to joining D. E. Shaw, Mr. Posner was a Senior Vice President at Intermarket Corporation, a hedge fund manager specializing in event driven strategies. His earlier professional experience included distressed investment and advisory roles at UBS O’Connor, Deloitte Consulting Group, and Goldman Sachs. Mr. Posner holds a BA in Economics from Yeshiva University, magna cum laude, with awards in Economics and Literature, and an MBA from the University of Chicago, where he was a Gesher Fellow and received a Bridge Fellowship. We believe Mr. Posner’s in finance and capital markets make him qualified to serve on our Board.
Cary D. Steinbeck, 51, was appointed to our Board in July 2021. He has served as a Managing Director at Shea Ventures, an investment firm, since October 2014. From 2007 to 2014, he served as a Managing Director at Oakmont Corporation, an investment firm. Mr. Steinbeck is also a director at Liberty Oilfield Services Inc. (NYSE: LBRT) and Liberty Resources LLC and is a Chartered Financial Analyst® charterholder. Mr. Steinbeck has a Bachelor of Arts in Economics from the University of California, Santa Barbara, and a Master of Business Administration from the University of Southern California. We believe that Mr. Steinbeck’s experience in the private equity industry, energy sector investing experience, extensive board participation and understanding of financial markets will provide valuable insights and qualify him for service on our Board.
Chris Wright, 58, was appointed to our Board in April 2021. Mr. Wright has served as Chief Executive Officer of Liberty Oilfield Services (NYSE: LBRT) since December 2016 and has served on the board of that company since January 2018. He also served as the Chief Executive Officer of Liberty Holdings from its founding in 2011 until January 2018. Mr. Wright is also the Executive Chairman of Liberty Resources LLC, an oil and natural gas exploration and production company focused in the Williston Basin, and was its Chief Executive Officer from its formation in September 2010 until March 2017. Mr. Wright founded Pinnacle Technologies, a company that developed and commercialized tiltmeter and microseismic fracture mapping, and served as Chief Executive Officer of Pinnacle Technologies from 1992 to 2006. From 2000 to 2006, Mr. Wright served as Chairman of Stroud Energy, Inc., a shale natural gas producer. Mr. Wright currently serves on the Board of Directors for Urban Solution Group, US Ceramics, LLC and the Federal Reserve Bank of Kansas City, Denver Branch. Mr. Wright has a Bachelor of Science in Mechanical Engineering from the Massachusetts Institute of Technology (“MIT”) and conducted graduate work in electrical engineering at both the University of California-Berkeley and MIT. We believe Mr. Wright’s experience in oil and gas services, operations and management make him qualified to serve on our Board.
Board Structure
Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Messrs. Maor and Posner, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Wright and Steinbeck will expire at the second annual meeting. The term of office of the third class of directors, consisting of Messrs. Morse, Silverman, and Gwirtsman, will expire at the third annual meeting.
During the fiscal year ended December 31, 2022, the Board held one meeting, and each of the Company’s directors attended the meeting.
Director Independence
Nasdaq requires that a majority of our Board must be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Gwirtsman, Maor, Posner, Steinbeck and Wright are our independent directors. Our independent directors may have regularly scheduled meetings at which only independent directors are present.
Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our Board will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Committees of the Board of Directors
We have three standing committees: an audit committee, a nominating committee, and a compensation committee. Each such committee is composed of solely independent directors.
Audit Committee
Effective October 20, 2021, we established an Audit Committee of the Board, in accordance with applicable SEC rules, which consists of Messrs. Gwirtsman, Posner, and Steinbeck, each of whom is an independent director under Nasdaq’s listing standards. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:
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reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;

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discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

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discussing with management major risk assessment and risk management policies;

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monitoring the independence of the independent auditor;

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verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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reviewing and approving all related-party transactions;

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inquiring and discussing with management our compliance with applicable laws and regulations;

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pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

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appointing or replacing the independent auditor;

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determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

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approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

During the fiscal year ended December 31, 2022, the Audit Committee held four meetings. Each of the Audit Committee members attended at least 75% of the meetings of the Audit Committee in fiscal year 2022.
Financial Experts on Audit Committee
Each member of our Audit Committee is an “independent director” and is “financially literate” as defined under Nasdaq’s listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, our Board has determined that Mr. Posner qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.
Audit Committee Report
Management has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 with our Audit Committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of our Audit Committee asked for management’s representations and reviewed certifications prepared by the Chief Executive Officer and Chief Financial Officer that the unaudited quarterly and audited annual financial statements of the Company fairly present, in all material respects, the financial condition and results of operations of the Company.
In performing all of these functions, our Audit Committee acts only in an oversight capacity. The Audit Committee reviews the Company’s annual reports and its quarterly reports prior to filing with the SEC. In its oversight role, our Audit Committee relies on the work and assurances of the Company’s management, which has the responsibility for financial statements and reports, and of our independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles. Our Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm. Management represented to our Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and our Audit Committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm. Our Audit Committee also discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting and Oversight Board (“PCAOB”). The Company’s independent registered public accounting firm also provided our Audit Committee with the written disclosures required by applicable requirements of the PCAOB regarding independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered. In reliance on these reviews, discussions, and the report of our independent registered public accounting firm, our Audit Committee recommended to our Board, and the Board approved, that the audited financial statements for the fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Nominating Committee
Effective October 20, 2021, we established a nominating committee of the Board (the “Nominating Committee”), which consists of Messrs. Gwirtsman, Maor, and Posner, each of whom is an independent director under Nasdaq’s listing standards. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers and others.
During the fiscal year ended December 31, 2022, the Company’s Nominating Committee did not hold any meetings.
Guidelines for Selecting Director Nominees
The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:
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should have demonstrated notable or significant achievements in business, education or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.
There have been no material changes to the procedures by which security holders may recommend nominees to our Board.

Compensation Committee
Effective October 20, 2021, we established a compensation committee of the Board (the “Compensation Committee”), which will consist of Messrs. Maor, Steinbeck, and Wright, each of whom is an independent director under Nasdaq’s listing standards. The Compensation Committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

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reviewing and approving the compensation of all of our other executive officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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if required, producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated below, other than the $10,000 per month administrative fee (which has not been charge by our Sponsor), no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a Business Combination. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.
During the fiscal year ended December 31, 2022, the Company’s Compensation Committee did not hold any meetings.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board.
Code of Ethics
We have adopted a Code of Ethics applicable to our management team and employees in accordance with applicable federal securities laws. We have filed a copy of our form of Code of Ethics and our Board committee charters as exhibits to the initial registration statement for our IPO. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us, or may accessed on our company website at https://accretionacquisition.com/investors/. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics on our website at https://accretionacquisition.com/investors/.
Conflicts of Interest
In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:
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the corporation could financially undertake the opportunity;

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the opportunity is within the corporation’s line of business; and

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it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Our amended and restated certificate of incorporation provides that:
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except as may be prescribed by any written agreement with us, we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue; and

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our officers and directors will not be liable to the Company or its stockholders for monetary damages for breach of any fiduciary duty by reason of any of our activities or any of our Sponsor or its affiliates to the fullest extent permitted by Delaware law.

Our officers and directors are, and may in the future become, affiliated with other companies. In order to minimize potential conflicts of interest which may arise from such other corporate affiliations, each of our officers and directors has contractually agreed, pursuant to a written agreement with us, until the earliest of our execution of a definitive agreement for a Business Combination, our liquidation or such time as he ceases to be an officer or director, to present to the Company for our consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to us, subject to any pre-existing fiduciary or contractual obligations he might have. The foregoing agreement does not restrict our officers and directors from becoming affiliated with other companies in the future which could take priority over the Company. However, we believe that such agreement still benefits us because our officers and directors are obligated to present suitable business opportunities to us to the extent that none of their other fiduciary or contractual obligations require them to present it to another entity.
The following table summarizes the pre-existing fiduciary or contractual obligations of our officers and directors besides our Sponsor:
Name of Individual	Name of Affiliated Entity	Entity’s Business	Affiliation
Brad Morse	Fulcrum Energy Capital Funds	Private Equity	Founder and President
M. Grant Farn	Gondola Resources, LLC	Upstream Oil and Gas	Chief Financial Officer
Daniel Silverman	Fulcrum Energy Capital Funds	Private Equity	Managing Director
Ryan Sullivan	Fulcrum Energy Capital Funds Arbor Resources	Private Equity Oil and Gas Consulting	Director Managing Member
Doug Sandridge	Fulcrum Energy Capital Funds	Private Equity	Vice President
Conor Hess	Fulcrum Energy Capital Funds	Private Equity	Vice President
Chris Wright	Liberty Oilfield Services Liberty Resources LLC	Oilfield Services Upstream Oil and Gas	CEO and Director Executive Chairman
Daniel Posner	Rensop Investment Group	Private Equity	Chief Investment Officer
Charles Gwirtsman	KRG Capital Partners	Private Equity	Co-Founder and Managing Director
Ron Maor	Isramco Negev 2 Azorim Living REIT Fund Smart Agro	Upstream Oil and Gas Real Estate Investing Agriculture	CEO Director Director
Cary Steinbeck	Shea Ventures Liberty Oilfield Services Inc. Liberty Resources LLC	Investment Firm Oilfield Services Upstream Oil and Gas	Managing Director Director Director
While the foregoing may limit the pool of potential Business Combination candidates, we do not believe that this limitation will be material.

Investors should also be aware of the following additional potential conflicts of interest:
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None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

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Unless we consummate our initial Business Combination, our officers, directors and Sponsor will not receive reimbursement or repayment for any out-of-pocket expenses incurred by them, or loans made to us, to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account.

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The founders’ shares beneficially owned by our initial stockholders and the Private Placement Warrants purchased by our Sponsor, and any warrants which our officers or directors may purchase in the aftermarket, will expire worthless if a Business Combination is not consummated. This is because our officers and directors and affiliates will not receive liquidation distributions from the Trust Account with respect to any of the founders’ shares or Private Placement Warrants.

For the foregoing reasons, our Board may have a conflict of interest in determining whether a particular target business is appropriate to effect a Business Combination with.
To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of our officers, directors, Sponsor or initial stockholders unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that the Business Combination is fair to our unaffiliated stockholders from a financial point of view. We will also need to obtain the approval of a majority of our disinterested independent directors. Furthermore, in no event will any of our Sponsor, members of our management team or their respective affiliates be paid any compensation prior to, or for any services they render in order to effectuate, the consummation of an initial Business Combination (regardless of the type of transaction that it is) other than the administrative fee of up to $10,000 per month, the payment of consulting, success or finder fees to our Sponsor, officers, directors, initial stockholders or their affiliates in connection with the consummation of our initial Business Combination, repayment of the $150,000 loan and reimbursement of any out-of-pocket expenses.
Legal Proceedings
There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or has a material interest adverse to the Company.
Shareholder Communications with the Board
We have not implemented a formal policy or procedure by which our shareholders can communicate directly with our Board.
Executive Compensation
No executive officer has received any cash compensation for services rendered to us. Commencing on the effective date of the IPO and through the acquisition of a target business, we have agreed to pay our Sponsor, an aggregate fee of $10,000 per month for providing us with office space and certain office and secretarial services; however, as of the date of this proxy statement, our Sponsor has not charged the Company the $10,000 per month administrative fee. This arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary.
Other than the $10,000 per month administrative fee, the payment of consulting, success or finder fees to our Sponsor, officers, directors, initial stockholders or their affiliates in connection with the consummation of our initial Business Combination and the repayment of the up to $150,000 of loans that may be made by our Sponsor to us, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our Sponsor, initial stockholders, special advisors, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.
After our initial Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the special stockholder meeting held to consider our initial Business Combination, as it will be up to the directors of the post-Business Combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.
Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.
Certain Relationships and Related Transactions
In April 2021, we issued 4,312,500 shares of Common Stock to our Sponsor for in exchange for the payment of $25,000 of our deferred offering costs, at a purchase price of approximately $0.006 per share, in connection with our organization. In September 2021, our Sponsor transferred 50,000 founders’ shares to each of our independent directors at the same per-share purchase price paid by our Sponsor. In October 2021, we effected a dividend of 0.2 shares of Common Stock for each outstanding share of Common Stock.
Our Sponsor purchased 7,300,000 Private Placement Warrants (for a total purchase price of $7,300,000) from us. This purchase took place on a private placement basis simultaneously with the consummation of our IPO. As a result of the over-allotment option being exercised by the underwriters in full, our Sponsor purchased from us an additional 810,000 Private Placement Warrants in a private placement that occurred simultaneously with the purchase of Units resulting from the exercise of the over-allotment option. The purchase price for the Private Placement Warrants was deposited into the Trust Account simultaneously with the consummation of our IPO. The Private Placement Warrants are identical to the Public Warrants included in the Units sold in our IPO. Our Sponsor agreed not to transfer, assign or sell any of the Private Placement Warrants and founders’ shares (except to certain permitted transferees) until after the completion of our initial Business Combination. Furthermore, our Sponsor agreed (A) to vote its shares in favor of any proposed Business Combination, (B) not to convert any such shares in connection with a stockholder vote to approve a proposed initial Business Combination or sell any such shares to us in a tender offer in connection with a proposed initial Business Combination and (C) that such shares shall not participate in any liquidating distribution from our Trust Account upon winding up if a Business Combination is not consummated. In the event of a liquidation prior to our initial Business Combination, the Private Placement Warrants will likely be worthless.
In order to meet our working capital needs following the consummation of our IPO, our Sponsor, initial stockholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial Business Combination, without interest, or, at the holder’s discretion, up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant. These warrants would be identical to the Private Placement Warrants. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment.
The holders of our founders’ shares, as well as the holders of the Private Placement Warrants and any Units our Sponsor, initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to an agreement entered into in connection with the consummation of our IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founders’ shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of Common Stock are to be released from escrow. The holders of a majority of the Units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
On April 7, 2021, our Sponsor loaned us $150,000 under a promissory note to cover expenses related to our IPO. We repaid the loan in the connection with the consummation of our IPO.
Our Sponsor has agreed that, commencing on the consummation of our IPO through the earlier of our consummation of our initial Business Combination or the liquidation of the Trust Account, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay up to $10,000 per month for these services; however, as of the date of this Annual Report, our Sponsor has not charged the Company the $10,000 per month administrative fee. We believe, based on rents and fees for similar services, that these fees are at least as favorable as we could have obtained from an unaffiliated person.
We have entered agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation.
Other than the administrative fee of up to the $10,000 per month, the payment of consulting, success or finder fees to our Sponsor, officers, directors, initial stockholders or their affiliates in connection with the consummation of our initial Business Combination and repayment of the $150,000 loan, no compensation or fees of any kind will be paid to our Sponsor, initial stockholders, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of consulting, success or finder fees payable by us upon consummation of an initial Business Combination. Additionally, there is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial Business Combination.
After our initial Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the special stockholder meeting held to consider an initial Business Combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.
All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our disinterested independent directors or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.
Related Party Policy
Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the

Audit Committee). Related party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) a greater than 5% beneficial owner of our shares of Common Stock, or (c) immediate family member of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our Audit Committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to help our Board determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that the Business Combination is fair to our unaffiliated stockholders from a financial point of view. We will also need to obtain approval of a majority of our disinterested independent directors.
Section 16 Reports
Section 16(a) of the Exchange Act requires directors, certain officers, and beneficial owners of 10% or more of our Common Stock to file with the SEC initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of our Common Stock. Such directors, officers and greater-than-10% stockholders are required to furnish the Company with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and the Company is required to disclose in this Annual Report any late filings or failures to file.
Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to the Company and written representations from certain reporting persons that no additional reports were required, the Company believes that its directors, reporting officers and greater-than-10% stockholders complied with all these filing requirements for the fiscal year ended December 31, 2022.

PROPOSAL NO. 3 — THE AUDITOR RATIFICATION PROPOSAL
Overview
We are asking the shareholders to ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Marcum has audited our financial statements for the fiscal year ended December 31, 2022 and the period from February 26, 2021 (date of inception) through December 31, 2021. A representative of Marcum is not expected to be present at the Stockholder Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.
Audit Fees
Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings and our initial public offering. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements and other required filings with the SEC for the fiscal year ended December 31, 2022 and the period from February 26, 2021 (inception) through December 31, 2021 totaled approximately $90,537 and $72,098, respectively.
Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal year ended December 31, 2022 and the period from February 26, 2021 (inception) through December 31, 2021, we did not pay Marcum any audit-related fees.
Tax Fees
We did not pay Marcum for tax services, planning or advice for the fiscal year ended December 31, 2022 and the period from February 26, 2021 (inception) through December 31, 2021.
All Other Fees
We did not pay Marcum for any other services for the fiscal year ended December 31, 2022 and the period from February 26, 2021 (inception) through December 31, 2021.
Our Audit Committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.
Pre-Approval Policy
Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).
Consequences if the Auditor Ratification Proposal is Not Approved
The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee may reconsider the selection of Marcum as our independent registered public accounting firm.
Vote Required for Approval
The approval of the Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Auditor Ratification Proposal. Broker non-votes, if any, will also have no effect on the approval of the Auditor Ratification Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor, the Company’s directors and officers, and EarlyBird own approximately 50% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, approval of the Auditor Ratification Proposal will require the affirmative vote of at least 4,649 shares of Public Stock (or less than 1% of the Public Stock) if all shares of Common Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of no shares of Public Stock if only such shares of Common Stock as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR”
THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks the Company’s stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Extension Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal. Broker non-votes, if any, will also have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor, the Company’s directors and officers, and EarlyBird own approximately 50% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of at least 4,649 shares of Public Stock (or less than 1% of the Public Stock) if all shares of Common Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of no shares of Public Stock if only such shares of Common Stock as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of material U.S. federal income tax considerations for Public Stockholders that elect to have their Public Stock redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:
•
financial institutions or financial services entities;

•
broker-dealers;

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S corporations;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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tax-qualified retirement plans;

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insurance companies;

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regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents or citizens of the United States;

•
persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

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persons subject to an alternative minimum tax;

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Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

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controlled foreign corporations;

•
corporations that accumulate earnings to avoid U.S. federal income tax;

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“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

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accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•
foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•
passive foreign investment companies or their stockholders; or

•
Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, Foreign Account Tax Compliance Act, or state, local or non-U.S. laws. The Company has not sought, and the Company does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any Unit consisting of one share of Common Stock, one Right, and one Public Warrant is separable at the option of the holder, the Company is treating each share of Common Stock, each Right, and each Public Warrant, held by a holder in the form of a single Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
U.S. Federal Income Tax Considerations to U.S. Stockholders
This section is addressed to Redeeming U.S. Holders (as defined below) of Public Stock that elect to have their Public Stock redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
The U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Stock that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Stock will depend on whether the redemption qualifies as a sale of the Public Stock redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Stock owned directly, Public Stock owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.
Redemption of Public Stock Treated as Corporate Distribution
If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Any such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Stock as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Public Stock Treated as a Sale or Other Disposition
If the redemption qualifies as a sale or other disposition of Public Stock, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Public Stock is held as part of a Unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Public Stock based upon the then fair market values of the Public Stock, the Rights, and the Public Warrants) and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Stock generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a Unit allocated to a share of Public Stock or the Redeeming U.S. Holder’s initial basis for Public Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Public Stock so disposed of exceeds one year at the time of the redemption. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.
If a Redeeming U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
U.S. Federal Income Tax Considerations to Non-U.S. Stockholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Stock that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Stock that so redeems its Public Stock and is not a Redeeming U.S. Holder.
Tax Treatment of the Redemption — In General
Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S. Stockholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Stockholders.”
Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Redemption of Public Stock Treated as a Corporate Distribution
If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming Non-U.S. Holder’s Public Stock as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Stock Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.
The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
Redemption of Public Stock Treated as a Sale or Other Disposition
If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other disposition of Public Stock unless:
•
the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•
the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held Public Stock, and, in the case where the shares of Public Stock are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the shares of Public Stock at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for the shares of Public Stock. There can be no assurance that the Public Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). Gain described in the second bullet point above will be subject to a 30% U.S. federal income tax rate.
If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Stock will be subject to tax at generally applicable U.S. federal income tax rates. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete a Business Combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.
If a Redeeming Non-U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Stock.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY
General
We are a blank check company formed under the laws of the State of Delaware on February 26, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. We intend to effectuate our Business Combination using cash from the proceeds of the IPO and the sale of the private warrants, our capital stock, debt or a combination of cash, stock and debt.
IPO and Private Placement
On April 7, 2021, the Company issued 4,312,500 shares of Common Stock (the “founders’ shares”) to our Sponsor in exchange for the payment of $25,000, at a purchase price of approximately $0.006 per share, in connection with the Company’s organization. In September 2021, the Sponsor transferred 50,000 founders’ shares to each of its independent directors at the same per-share purchase price paid by our Sponsor. In October 2021, the Company effected a dividend of 0.2 shares of Common Stock for each outstanding share of Common Stock.
On October 25, 2021, the Company consummated its IPO of 18,000,000 Units, at a price of $10.00 per Unit, generating gross proceeds of $180.00 million. Each Unit consists of one share of Public Stock, one Right, and one Public Warrant. The securities in the offering were registered under the Securities Act of 1933, as amended, on registration statements on Form S-1 (Nos. 333-258925 and 333-260392). The SEC declared the registration statements effective on October 20, 2021.
Simultaneously with the closing of the IPO, the Company consummated the sale of 7,300,000 Private Placement Warrants at a price of $1.00 per warrant in a private placement to the Sponsor generating gross proceeds of $7.3 million.
On October 27, 2021, the underwriters exercised the over-allotment option in full and on October 28, 2021, purchased an additional 2,700,000 Units, generating gross proceeds of approximately $27.0 million. In connection with the underwriters’ full exercise of the over-allotment option, the Company issued an additional 810,000 Private Placement Warrants at a price of $1.00 per warrant in a private placement to the Sponsor generating gross proceeds of $0.81 million. Following the IPO and the private placement, a total of $209.07 million was placed in the Trust Account (at $10.10 per Unit).

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our shares of Common Stock as of October 25, 2023 by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our officers and directors; and

•
all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record of beneficial ownership of the warrants included in the Units offered in the IPO or the Private Placement Warrants as the warrants are not exercisable within sixty days of October 25, 2023. As of October 25, 2023, 10,599,296 shares of our Common Stock were outstanding.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Accretion Acquisition Sponsor, LLC(2)	4,875,000	46.0%
Karpus Investment Management(3)	1,051,638	9.9%
Highbridge Capital Management, LLC(4)	1,776,229	16.8%
Saba Capital Management, L.P.(5)	1,457,975	13.8%
Periscope Capital Inc.(6)	1,331,834	12.6%
Brad Morse(7)	4,875,000	46.0%
M. Grant Farn(8)	—	—
Conor Hess(8)	—	—
Doug Sandridge	—	—
Daniel Silverman	—	—
Ryan Sullivan(8)	—	—
Charles Gwirtsman(8)	60,000	*
Cary Steinbeck(8)	60,000	*
Ron Maor(8)	60,000	*
Daniel Posner(8)	60,000	*
Chris Wright(8)	60,000	*
All directors and executive officers as a group (11 individuals)	5,175,000	48.8%

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each of the individuals is c/o Accretion Acquisition Corp., 240 Saint Paul, Suite 502, Denver, CO 80206.

(2)
Based on information contained in a Schedule 13G filed with the SEC on February 11, 2022, (i) Accretion Acquisition Sponsor, LLC, (ii) Accretion Acquisition GP Sponsor, LLC, and (iii) Morse AAC SPAC GP Sponsor, LLC (collectively, the “Sponsor Entities”), and Brad Morse had sole voting power and sole dispositive power with respect to 4,875,000 shares as of December 31, 2022. The manager of Accretion Acquisition Sponsor, LLC is Accretion Acquisition GP Sponsor, LLC, which is managed by Morse AAC SPAC GP Sponsor, LLC. Morse AAC SPAC GP Sponsor, LLC is managed by Brad Morse. Accordingly, all securities held by Accretion Acquisition Sponsor, LLC may ultimately be deemed to be beneficially held by Mr. Morse. The address for the Sponsor Entities and Mr. Morse is 240 Saint Paul, Suite 502, Denver, CO 80206.

(3)
Based on information contained in a Schedule 13G/A (Amendment No. 3) filed with the SEC on October 6, 2023, Karpus Investment Management (“Karpus”) had sole voting power and sole dispositive power with respect to 1,051,638 shares as of September 30, 2023. The address for Karpus is 183 Sully’s Trail, Pittsford, New York 14534.

(4)
Based on information contained in a Schedule 13G/A (Amendment No. 2) filed with the SEC on January 31, 2023, Highbridge Capital Management, LLC (“Highbridge”) had shared voting power and shared dispositive power with respect to 1,776,229shares as of December 31, 2022. The address for Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(5)
Based on information contained in a Schedule 13G/A (Amendment No. 1) filed with the SEC on February 14, 2023, Saba Capital Management, L.P. (“Saba”) had shared voting power and shared dispositive power with respect to 1,457,975 shares as of December 31, 2022. The address for Saba is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)
Based on information contained in a Schedule 13G filed with the SEC on February 13, 2023, Periscope Capital Inc. (“Periscope”) had shared voting power and shared dispositive power with respect to 1,331,834 shares as of December 31, 2022. The address for Periscope is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(7)
Represents securities held by Accretion Acquisition Sponsor, LLC, our Sponsor. The manager of Accretion Acquisition Sponsor, LLC is Accretion Acquisition GP Sponsor, LLC, which is managed by Morse AAC SPAC GP Sponsor, LLC. Morse AAC SPAC GP Sponsor, LLC is managed by Brad Morse. Accordingly, all securities held by Accretion Acquisition Sponsor, LLC may ultimately be deemed to be beneficially held by Mr. Morse.

(8)
Does not include any securities held by Accretion Acquisition Sponsor, LLC, of which each indicated person is a direct or indirect member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

FUTURE STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Charter Amendment is filed, we anticipate that we will hold a special meeting before the Charter Extension Date or Additional Charter Extension Date, as applicable, to consider and vote upon approval of a Business Combination. If the Extension Amendment Proposal is not approved or if it is approved but we do not consummate a Business Combination before the Charter Extension Date or Additional Charter Extension Date, as applicable, the Company will dissolve and liquidate. You should direct any proposals to the Company’s Chief Executive Officer at Accretion Acquisition Corp., 240 Saint Paul Street, Suite 502, Denver, Colorado 80206.
HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Accretion Acquisition Corp., 240 Saint Paul Street, Suite 502, Denver, Colorado 80206, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website, which contains reports, proxy statements and other information, at: www.sec.gov.
This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact the Company in writing at Accretion Acquisition Corp., 240 Saint Paul Street, Suite 502 Denver, Colorado 80206 or by telephone at (720) 328-5070.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for the Company, by calling (877) 870-8565 (toll-free), or banks and brokers can call (206) 870-8565, or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than [•], 2023.

Annex A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ACCRETION ACQUISITION CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law
ACCRETION ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.   The name of the Corporation is “Accretion Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 26, 2021 (the “Original Certificate”). An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 6, 2021 and on April 21, 2023 (the “Amended and Restated Certificate of Incorporation”).
2.   This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
3.   This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).
4.   The text of Section (A)(3) of Article Fifth is hereby amended and restated to read in full as follows:
3. “Termination Date” means (a) February 25, 2024, if such date is not a date on which government offices in Delaware are open, the next date on which such offices are open, or (b) up to June 25, 2024, if applicable under the provisions of Section (L) below.
5.   A new Section (L) of Article Fifth is hereby added to read in full as follows:
L. In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Board of Directors may, without another stockholder vote, elect to extend the period of time to consummate a Business Combination on a monthly basis up to four times by an additional one month each time after February 25, 2024 (in which case the term “Termination Date” shall be deemed to refer to such extended date), by resolution of the Board of Directors if requested by Accretion Acquisition Sponsor, LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until June 25, 2024, provided that the Sponsor (or one or more of its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account an amount equal to the lesser of (a) an aggregate of $50,000 per month or (b) $0.025 per month for each currently outstanding IPO Share for each subsequent calendar month (commencing on February 25, 2024 and on the 25th day of each subsequent month), for an aggregate deposit of up to $200,000 (if all four additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Corporation to the Lender. If the Corporation completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Corporation does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

A-1

6.   The text of Section (G) of Article Fifth is hereby amended and restated to read in full as follows:
G. In the event that the Corporation does not consummate a Business Combination by the Termination Date (or up to June 25, 2024, if applicable under the provisions of Section (L) below), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the IPO Shares at a per-share price, payable in cash, equal to the aggregate amount then held in the Trust Account, including the interest earned held in the Trust Account and not previously released to the Corporation to pay its taxes (less up to $100,000 of interest for the Corporation’s dissolution expenses), divided by the total number of IPO Shares then outstanding, which redemption will completely extinguish such holders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders, and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
IN WITNESS WHEREOF, Accretion Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [•]th day of [•] 2023.
ACCRETION ACQUISITION CORP.
By:
Name:
Brad Morse

Title:
Chief Executive Officer and Director

A-2

PROXY CARD
ACCRETION ACQUISITION CORP.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints Brad Morse, M. Grant Farn, and Conor Hess, and each of them (with full power to act alone), as proxies of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Accretion Acquisition Corp. (the “Company”), to be held on [•], 2023, at [•] a.m., Mountain Time, at the corporate office of the Company, located at 240 Saint Paul Street, Suite 502, Denver, Colorado 80206, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of an Annual Meeting of Stockholders, dated [•], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:
1.
PROPOSAL NO. 1. EXTENSION AMENDMENT PROPOSAL — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to further extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) from December 25, 2023 (the “Original Extension Date”) to February 25, 2024 (the “Charter Extension Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination (a “Business Combination”) on a monthly basis up to four times by an additional one month each time after the Charter Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by Accretion Acquisition Sponsor, LLC, a Delaware limited liability company, and upon five days’ advance notice prior to the applicable Termination Date, until June 25, 2024 or a total of up to six months after the Original Extension Date, unless the closing of a Business Combination shall have occurred prior thereto.

For ☐	Against ☐	Abstain ☐

2.
PROPOSAL NO. 2. DIRECTOR ELECTION PROPOSAL — To re-elect Ron Maor and Daniel Posner to serve as directors on the Board until the 2026 annual meeting of stockholders or until his successor is elected and qualified.

01) Ron Maor	For ☐	Withhold ☐
02) Daniel Posner	For ☐	Withhold ☐

3.
PROPOSAL NO. 3. AUDITOR RATIFICATION PROPOSAL — To ratify the selection by our audit committee of the Board of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023.

For ☐	Against ☐	Abstain ☐

4.
PROPOSAL NO. 4. ADJOURNMENT PROPOSAL — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Common Stock in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal.

For ☐	Against ☐	Abstain ☐
NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER

MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
Date:	Signature of Stockholder
PLEASE PRINT NAME
Certificate Number(s)
Total Number of Shares Owned
Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.
PLEASE COMPLETE THE FOLLOWING:
I plan to attend the Annual Meeting (Circle one): Yes No
Number of attendees:
PLEASE NOTE:
STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.